Exhibit 10.16

                     THIRD AMENDMENT OF LEASE


      THIS THIRD AMENDMENT OF LEASE (this "Amendment") made as of this _____ day of May, 1997, by and between SAAR CO., L.L.C., a New York limited liability company, having a business address at 601 West 50th Street, New York, New York 10019 ("Landlord") and LANCIT MEDIA ENTERTAINMENT, LTD., a New York corporation, having a business address at 601 West 50th Street, New York, New York 10019 ("Tenant").

                            WITNESSETH:

      WHEREAS:

      a. West 50th Street Associates, Landlord's predecessor-in-interest, and Tenant have heretofore entered into a certain Standard Form of Office Lease dated as of July 24, 1985 (the "Standard Form of Office Lease"), pursuant to which Tenant leased approximately 6,000 rentable square feet (the "Premises") consisting of a portion of the sixth (6th) floor of that certain building known as 601 West 50th Street, New York, New York (the "Building"), upon and subject to all of the terms, covenants and conditions as are more particularly described in the Standard Form of Office Lease.

      b.  The  Mutual   Life   Insurance   Company   of  New  York,   Landlord's
predecessor-in-interest, and Tenant thereafter entered into a First Amendment of Lease dated as of March 29, 1995 (the "First Amendment of Lease").

      c. Landlord and Tenant thereafter entered into a Second Amendment of Lease dated as of May 29, 1996, to amend the Standard Form of Office Lease in certain respects as stated therein (the Standard Form of Office Lease, together with and as amended by the First Amendment of Lease and the Second Amendment of Lease, is hereinafter collectively referred to as the "Lease") and pursuant to which Second Amendment of Lease, the expiration date of the Lease was extended to September 30, 1997.

      d. The Lease by its terms expires on September 30, 1997 (the "Second Modified Expiration Date").

      e. The parties hereto desire to provide for, among other things, to extend the term of the Lease to September 30, 1998, at a modified rental as fully set forth herein.

      NOW THEREFORE, in consideration of the Premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

      1 . All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the Lease.

      2. The effective date (the "Third Amendment Effective Date") of this Amendment shall be the date upon which Landlord executes this Amendment and delivers same to Tenant.

      3. The expiration date of the Lease shall be extended from the Second Modified Expiration Date to September 30, 1998 (the "Third Modified Expiration Date").

      4. From and after October 1, 1997, monthly installments of Base Rental shall be $6,375.00.

      5. Except as set forth herein and to the contrary, all provisions of the Lease remain in full force and effect. Notwithstanding the above, however, the following provisions of the Lease shall not be applicable to the Premises commencing as of October 1, 1997: Article 37, Electricity (with the exception of Subsections 37.02 and 37.03); Article 38, Increase In Real Estate Taxes; and
Article 40, Fuel Expenses; it being understood and agreed that Tenant's obligations to make any escalation payments with respect to the period from and after October 1, 1997 shall cease.

      6. Landlord and Tenant each represents and warrants to the other that it has not dealt with any broker other than Newmark & Company Real Estate, Inc. and Harper-Lawrence Inc. (collectively, the "Broker") in connection with the negotiation or execution of this Amendment. Each party agrees to indemnify and hold the other harmless from and against any and all damage, loss, cost or expense, including, without limitation, all reasonable attorneys' fees and disbursements incurred by reason of any claim of or liability to any other broker or other person for commissions or other compensation or charges arising out of the dealings with the indemnifying party in the negotiation, execution and delivery of this Amendment and such obligations shall survive the expiration or sooner termination of the Lease, as amended hereby. Landlord shall pay any commission due Broker pursuant to separate agreement with Newmark & Company Real Estate, Inc.

      7. Except as otherwise provided in the Lease, as amended hereby, the covenants, agreements, terms and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and respective assigns.

       8. This Amendment may not be changed orally, but only by an agreement in writing executed by Landlord and Tenant.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

  TENANT:                               LANDLORD:
  LANCIT MEDIA ENTERTAINMENT, LTD.      SAAR CO., L.L.C.
  By:/s/LAURENCE A. LANCIT              By:/s/KENNETH ASHENDORF
  Name:________________________         Name:______________________
  Title:_______________________         Title:_____________________
  Date:________________________         Date:______________________

                     FIFTH AMENDMENT OF LEASE

      THIS FIFTH AMENDMENT OF LEASE (this "Amendment") made as of this _____ day of May, 1997, by and between SAAR CO., L.L.C., a New York limited liability company, having a business address at 601 West 50th Street, New York, New York 10019 ("Landlord") and LANCIT MEDIA ENTERTAINMENT, LTD., a New York corporation, having a business address at 601 West 50th Street, New York, New York 10019 ("Tenant").

                            WITNESSETH:
       WHEREAS:

      a. West 50th Street Associates, Landlord's predecessor-in-interest, and Tenant have heretofore entered into a certain Standard Form of Office Lease dated as of May 7, 1987 (the "Standard Form of Office Lease"), pursuant to which Tenant leased approximately 6,000 rentable square feet (the "Initial Premises") consisting of a portion of the sixth (6th) floor of that certain building known as 601 West 50th Street, New York, New York (the "Building"), upon and subject to all of the terms, covenants and conditions as are more particularly described in the Standard Form of Office Lease.

      b. The Mutual Life Insurance Company of New York, Landlord's predecessor-in-interest ("MONY"), and Tenant thereafter entered into a First Amendment of Lease dated as of December 16, 1993 (the "First Amendment of Lease") to amend the Standard Form of Office Lease in certain respects as stated therein, and pursuant to which First Amendment of Lease, Tenant leased approximately 1,478 additional rentable square feet (the "First Additional Premises") consisting of a portion of the sixth (6th) floor of the Building, upon and subject to all of the terms, covenants and conditions as are more particularly described in the First Amendment of Lease.

      c. MONY and Tenant thereafter entered into a Second Amendment of Lease dated as of April 7, 1994 (the "Second Amendment of Lease") to further amend the Standard Form of Office Lease as previously amended by the First Amendment of Lease, pursuant to which Second Amendment of Lease, Tenant leased approximately 2,421 additional rentable square feet (the "Second Additional Premises") consisting of a portion of the sixth (6th) floor of the Building, upon and subject to all of the terms, covenants and conditions as are more particularly described in the Second Amendment of Lease.

      d. MONY and Tenant thereafter entered into a Third Amendment of Lease dated as of March 29, 1995 (the "Third Amendment of Lease") to further amend the Standard Form of Office Lease as previously amended by the First Amendment of Lease and the Second Amendment of Lease, pursuant to which Third Amendment of Lease, Tenant leased approximately 1,601 additional rentable square feet (the "Third Additional Premises") consisting of a portion of the sixth (6th) floor of the Building, upon and subject to all of the terms, covenants and conditions as are more particularly described in the Third Amendment of Lease, and the expiration date of the Lease was extended to September 30, 1996.

      e. Landlord and Tenant thereafter entered into a Fourth Amendment of Lease dated as of May 29, 1996 (the "Fourth Amendment to Lease"), pursuant to which Fourth Amendment of Lease, the expiration date of the Lease was extended to September 30, 1997 (the Standard Form of Office Lease, together with and as amended by the First Amendment of Lease, the Second Amendment of Lease, the Third Amendment of Lease and the Fourth Amendment of Lease, is hereinafter collectively referred to as the "Lease").

      f. The Lease by its terms expires on September 30, 1997 (the "Second Modified Expiration Date").

      g. The parties hereto desire to provide for, among other things, to extend the term of the Lease to September 30, 1998, at a modified rental as fully set forth herein.

      NOW THEREFORE, in consideration of the Premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

      1 . All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the Lease.

      2. The effective date (the "Fifth Amendment Effective Date") of this Amendment shall be the date upon which Landlord executes this Amendment and delivers the same to Tenant.

      3 . The expiration date of the Lease shall be extended from the Second Modified Expiration Date to September 30, 1998 (the "Third Modified Expiration Date").

      4.___From and after October 1, 1997, monthly installments of Base Rental shall be payable as follows:

                       Initial Premises     -   $6,375.00
                       First Additional Premises     -   $1,570.38
                       Second Additional Premises    -   $2,572.31
                       Third Additional Premises     -   $1,701.06

Tenant shall receive separate billing with respect to the Initial Premises, First Additional Premises, Second Additional Premises and Third Additional Premises.

      5. Except as set forth herein and to the contrary, all provisions of the Lease remain in full force and effect. Notwithstanding the above, however, the following provisions of the Lease shall not be applicable to the Initial Premises, First Additional Premises, Second Additional Premises and Third Additional Premises, commencing as of October 1, 1997: Article 37, Electricity (with the exception of Subsections 37.02 and 37.03); Article 38, Increase In Real Estate Taxes; Article 39, Escalation--Other Building Expenses; Article 40, Fuel Expenses; Article 50, Air Conditioning and Ventilation (with the exception of Subsection of 50.02); and Article 63, Electricity Services (Rent Inclusion); it being understood that Tenant's obligation to make any escalation payments with respect to the period from and after October 1, 1997 shall cease.

      6. Landlord and Tenant each represents and warrants to the other that it has not dealt with any broker other than Newmark & Company Real Estate, Inc. and Harper-Lawrence Inc. (collectively, the "Broker") in connection with the negotiation or execution of this Amendment. Each party agrees to indemnify and hold the other harmless from and against any and all damage, loss, cost or expense, including, without limitation, all reasonable attorneys' fees and disbursements incurred by reason of any claim of or liability to any other broker or other person for commissions or other compensation or charges arising out of the dealings with the indemnifying party in the negotiation, execution and delivery of this Amendment and such obligations shall survive the expiration or sooner termination of the Lease, as amended hereby. Landlord shall pay any commission due Broker pursuant to separate agreement with Newmark & Company Real Estate, Inc.

      7. Except as otherwise provided in the Lease, as amended hereby, the covenants, agreements, terms and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and respective assigns.

      8. This Amendment may not be changed orally, but only by an agreement in writing executed by Landlord and Tenant.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

  TENANT:                               LANDLORD:
  LANCIT MEDIA ENTERTAINMENT, LTD.      SAAR CO., L.L.C.
  By:/s/LAURENCE A. LANCIT              By:/s/KENNETH ASHENDORF
  Name:________________________         Name:_____________________
  Title:_______________________         Title:____________________
  Date:________________________         Date:_____________________